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                                                                    EXHIBIT 10.8


                                  OFFICE LEASE

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    DATE OF LEASE                             TERM OF LEASE                             MONTHLY RENT

  As of                              BEGINNING                    ENDING

  __________,_ 1996               October 1, 1996            September 30, 1996           4,562.00
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
  Location of Premises:  4960 Omicron, San Antonio, TX 78245
                         (Comprising approx. 3,245 of furnished office space)
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  Purpose:  General Business Office
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              LESSEE                                   LESSOR

 NAME     Blouensa, Inc.                    NAME     CTRC Research Foundation

 ADDRESS  14960 Omicron                     ADDRESS  14960 Omicron

 CITY     San Antonio, Texas 78245          CITY     San Antonio, Texas 78245

         In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purposes the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.


 RENT 1. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

 HEAT; NON-              2.  Lessor will at all reasonable hours during each
 LIABILITY               day and evening, during the term, when required by the
 OF LESSOR               season, furnish at his own expense heat and/or air
                         conditioning for the heating and air conditioning apparatus in the demised premises, except when prevented by accidents and unavoidable delays, provided, however, that except as provided by Texas statute, the Lessor shall not be held liable in damages on account of any personal injury or loss occasioned by the failure of the heating or air conditioning apparatus to heat or air condition the Premises sufficiently, by any leakage or breakage of the pipes, by any defect in the electric wiring elevator apparatus and service thereof, or by reason of any other defect, latent or patent, in, around or about the said building.

 HALLS 3. Lessor will cause the halls, corridors and other parts of the building adjacent to the Premises to be lighted, cleaned and generally cared for, accidents and unavoidable delays excepted.

 RULES AND               4.  The rules and regulations at the end of this Lease
 REGULATIONS             constitute a part of this Lease.  Lessee shall observe
                         and comply with them, and also with such further reasonable rules and regulations as may later be required by Lessor for the necessary, proper and orderly care of the Building in which Premises are located.


 ASSIGNMENT,             5.  Lessee shall neither sublet the Premises or any
 SUBLETTING              part thereof nor assign this Lease nor permit by any
                         act or default any transfer of Lessee's interest by operation of law, nor offer the Premises or any part thereof for lease or sublease, nor permit the use thereof for any purpose other than as above mentioned, without in each case the written consent of Lessor, which consent will not be unreasonably withheld.

 SURRENDER OF            6.  Lessee shall quit and surrender the Premises at
 PREMISES                the end of the term in as good condition as the
                         reasonable use thereof will permit, with all keys
                         thereto, and shall not make any alterations in the
                         Premises without the written consent of Lessor; and
                         all alterations which may be made by either party
                         hereto upon the Premises, except movable furniture and
                         fixtures put in at the expense of Lessee, shall be the
                         property of Lessor, and shall remain upon and be
                         surrendered with the Premises as a part thereof at the
                         termination of this lease.
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 NO WASTE OR MISUSE      7.  Lessee shall restore the Premises to Lessor, with
                         glass of like kind and quality in the several doors and windows thereof, entire and unbroken, as is now therein, and will not allow any waste of the water or misuse or neglect the water or light fixtures on the Premises, and will pay all damages to the Premises as well as all other damage to other tenants of the Building, caused by such waste or misuse.

 TERMINATION,            8.  At the termination of this lease, by lapse of time
 ABANDONMENT, RE-        or otherwise, Lessee agrees to yield up immediate and
 ENTRY, RELETTING        peaceable possession to Lessor, and it shall be lawful
                         for the Lessor or his legal representative at any time thereafter, without notice, to re-enter the Premises of any part thereof, either with or (to the extent permitted by law) without process of law, and to expel, remove and put out the Lessee or any person or persons occupying the same, using such force as may be necessary so to do, and to repossess and enjoy the Premises again as before this lease, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants; or in case the Premises shall be abandoned, deserted, or vacated, and remain unoccupied five days consecutively, the Lessee hereby authorizes and requests the Lessor as Lessee's agent to re-enter the Premises and remove all articles found therein, place them in some regular warehouse or other suitable storage place, at the cost and expense of Lessee, and proceed to re-rent the Premises at the Lessor's option and discretion and apply all money so received after paying the expenses of such removal toward the rent accruing under this lease. This request shall not in any way be construed as requiring any compliance therewith on the part of the Lessor, except as required by Texas statute. If the Lessee shall fail to pay the rent at the times, place and in the manner above provided, and the same shall remain unpaid five days after the day whereon the same should be paid, the Lessor by reason thereof shall be authorized to declare the term ended, and the Lessee hereby expressly waives all right or rights to any notice or demand under any statute of the state relative to forcible entry or detainer or landlord and tenant, and agrees that the Lessor, his agents or assigns may begin suit for possession or rent without notice or demand.

 GOVERNING LAW           9.  This lease shall be governed by the internal laws
                         of the state of Texas, without giving effect to any choice of law provisions that would require the application of any laws other than those of the state of Texas.

 LESSOR NOT LIABLE       10.  Except as provided by Texas statute, the Lessor
                         shall not be liable for any loss of property or defects in the Building or in the Premises, or any accidental damages to the person or property of the Lessee in or about the Building or the Premises, from water, rain or snow which may leak into, issue or flow from any part of the Building or the Premises, or from the pipes or plumbing works of the same. The Lessee hereby covenants and agrees to make no claim for any such loss or damage at any time.

 OPTION TO TERMINATE     11.  In the event that the Lessor, his successors,
                         attorneys or assigns shall desire to regain the possession of the Premises herein described, for any reason, Lessor shall have the option of so doing upon giving the Lessee ninety days' notice of Lessor's election to exercise such option.

 CONFESSION OF           12.  If default be made in the payment of rent, or any
 JUDGMENT                installment thereof, as herein provided, Lessee hereby
                         irrevocably constitutes any attorney of any Court of Record in this State, attorney for Lessee and in Lessee's name, from time to time, to enter the appearance of Lessee, to waive the issuance of process and service thereof, to waive trial by jury, and to confess judgment in favor of Lessor against Lessee for the amount of rent which may be then due hereunder, together with costs of suit and a reasonable sum for plaintiff's attorney's fees in or about the entry of such judgment, and to waive and release all errors and right of appeal from any such judgment, and to consent to an immediate execution thereon.

 PLURALS; SUCCESSORS     13.  The words "Lessor" and "Lessee" wherever used in
                         this lease shall be construed to mean Lessors or Lessees in all cases where there is more than one
                         Lessor or Lessee, and to apply to individuals, male or female, ,or to firms or corporations, as the same may be described as Lessor or Lessee herein, and the necessary grammatical changes shall be assumed in each case as though fully expressed. All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

/s/ ANITA BUSQUETS             (Seal) /s/ RICHARD LOVE                (Seal)
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CTRC Research Foundation       (Seal) Blouensa, Inc.                  (Seal)
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             Lessor                               Lessee
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                             RULES AND REGULATIONS


1. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of Building, except on the glass of the doors and windows of the room leased and on the directory board, and then only of such color, size, style and material as shall be first specified by the Lessor in writing, endorsed on this lease. The Lessor reserves the right to remove all other signs and showcases without notice to the Lessee, at the expense of the Lessee. At the expiration of the term Lessee is to remove all his signs from such windows, doors and directory board.

2. Lessee shall not put up or operate any steam engine, boiler, machinery or stove upon the Premises, or carry on any mechanical business on Premises, or use or store inflammable fluids in the Premises without the written consent of the Lessor first had and endorsed on this lease, and all stoves which may be allowed in the Premises shall be placed and set up according to the city ordinance.

3. No additional locks shall be placed upon any doors of said room without the written consent of the Lessor first had and endorsed upon this lease; and the Lessee will no permit any duplicate keys to be made (all necessary keys to be furnished by the Lessor) and upon the termination of this Lease. Lessee will surrender all keys of Premises and Building.

4. All safes shall be carried up or into Premises at such times and in such a manner as shall be specified by the Lessor; the Lessor shall in all cases retain the power to prescribe the proper position of such safes, and any damage done to the Building by taking in or putting out a safe, or from overloading the floor with any safe, shall be paid by the Lessee. Furniture, boxes or other bulky articles belonging to lessee shall be carried up in the freight compartment of the elevators of the Building; packages which can be carried by one person and not exceeding fifty pounds in weight, may, however, be carried down by the passenger elevator, at such times as may be allowed by the management.

5. No person or persons other than the janitor of this Building shall be employed by Lessee for the purpose of taking charge of Premises without the written consent of Lessor first had and endorsed upon this lease. Any person or persons so employed by Lessee (with the written consent of the Lessor) must be subject to and under the control and direction of the janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building in all things in the Building and outside of the Premises. The agent and janitor of the Building shall at all times keep a pass key and be allowed admittance to the Premises, to cover any emergency of fire, or required examination that may arise.

6. The Premises leased shall not be used for the purpose of lodging or sleeping rooms or for any immoral or illegal purpose.

7. The rent of an office will include occupancy of office, water to Lessor's standard fixtures, heat, and elevator service during reasonable working hours; but Lessor shall not be liable for any damages from the stoppage of water, heat or elevator service.

8. If Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions endorsed on this lease no boring or cutting for wires will be permitted.

9. If Lessee desires Venetian or other awnings or shades over and outside of the windows, to be erected at the Lessee's expense, they must be of such shape, color, material and make as may be prescribed by the Lessor in writing on this lease.

10. Birds, dogs, or other animals shall not be allowed in the Building. All tenants and occupants must observe strict care not to leave their windows open when it rains or snows, and for any default or carelessness in these respects, or any of them, shall make good all injuries sustained by other tenants, and also all damage to the Building resulting from such default or carelessness.

11. No packages, merchandise or other effects shall be allowed to remain in the halls at any time.

12. The Lessor reserves the right to make such other and further reasonable rules and regulations as in his judgment may from time to time, be needed for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

13. It is understood and agreed between the Lessee and the Lessor that no assent or consent to change in or waiver of any part of the lease has been or can be made unless done in writing and endorsed hereon by the Lessor; and in such case it shall operate only for the time and purpose in such lease expressly stated.

14. Lessee shall have the right to use any photocopiers, facsimile machines, printers, and any electronic mail located on the Premises.

15. Lessee shall have the right to use any kitchen or conference rooms located on the Premises, provided that such facilities are not then being used by Lessor or its agents.